UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2022

INTERFACE INC
__________________

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1280 West Peachtree Street NW	Atlanta	Georgia	30309
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 Par Value Per Share	TILE	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

(a) Interface, Inc. (the “Company”) held its annual meeting of shareholders on May 16, 2022.

(b) The matters considered at the annual meeting, and votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter were:

(i) Election of Directors (elected by plurality vote; however, the Company has adopted a policy that requires a nominee who does not receive a majority affirmative vote in an uncontested election of directors to tender their resignation from the board of directors and board committees on which they serve, as described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 5, 2022):

	For	Withheld	Non-Votes
John P. Burke	48,446,176	2,528,620	2,730,553
Dwight Gibson	49,311,687	1,663,109	2,730,553
Daniel T. Hendrix	49,403,436	1,571,360	2,730,553
Laurel M. Hurd	49,231,372	1,743,424	2,730,553
Christopher G. Kennedy	48,692,157	2,282,639	2,730,553
Joseph Keough	48,945,891	2,028,905	2,730,553
Catherine M. Kilbane	48,635,991	2,338,805	2,730,553
K. David Kohler	48,051,106	2,923,690	2,730,553
Robert T. O'Brien	49,223,363	1,751,433	2,730,553

All nominees were elected and also received the affirmative vote of a majority of the votes cast.

(ii)    Advisory vote on executive compensation:

For:	49,363,688
Against:	1,590,268
Abstain:	20,840
Non-Votes:	2,730,553

The Company's executive compensation of its named executive officers was approved on an advisory basis.

(iii)    Ratification of the appointment of BDO USA, LLP to serve as independent auditors for 2022:

For:	51,401,408
Against:	1,280,127
Abstain:	1,023,814
Non-Votes:	0

The ratification of the appointment of BDO USA, LLP to serve as the Company’s independent auditors for 2022 was approved.

ITEM 8.01 OTHER EVENTS.

On May 17, 2022, the Company’s Board of Directors authorized and adopted a new share repurchase program for up to $100 million of the Company’s common stock. Pursuant to the program, the Company may purchase shares on a discretionary basis from time to time, without prior notice, subject to prevailing market conditions and other considerations. Purchases made pursuant to the program may be made in either the open market or in privately negotiated transactions from time to time as permitted by federal securities laws and other legal requirements, including through Rule 10b5-1 trading plans. The timing, manner, price and amount of any repurchases will be determined by the Company in its discretion and will be subject to economic and market conditions, stock price, applicable legal requirements and other factors. The program does not require the Company to repurchase a specific number or amount of shares, or to do so within any specific time periods, and may be amended, suspended, or discontinued at any time in the Company’s discretion and without notice.

This Current Report on Form 8-K contains statements which constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any future stock repurchases, which will be made, if at all, in the Company’s discretion. The forward-looking statements set forth herein involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry as well as the risks and uncertainties discussed under the heading “Risk Factors” included in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2022 and the Company’s Quarterly Report on Form 10-Q for the period ended April 3, 2022, which discussions are incorporated herein by this reference. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements made in this report and cautions readers not to place undue reliance on any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: May 19, 2022